Exhibit 10.1

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT
This First Amendment to the Second Amended and Restated Employment Agreement (this “Amendment”) is made and entered into as of February 24, 2025, by and between Blake L. Sartini, II (the “Employee”), and Golden Entertainment, Inc., a Minnesota corporation, including its subsidiaries and Affiliates (collectively, the “Company”).
RECITALS
WHEREAS, the Employee and the Company previously entered into that certain Second Amended and Restated Employment Agreement made and entered into as of March 20, 2024 (the “Agreement”), pursuant to which the Employee currently is employed at-will by the Company; and
WHEREAS, the Company and the Employee wish to enter into this Amendment to modify certain terms of the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants and the respective undertakings of the Company and the Employee set forth below, the Company and the Employee agree as follows:
AGREEMENT
1.Amendment to Section 3. Section 3 of the Agreement is hereby amended by deleting “one hundred percent (100%)” and by replacing the same with “one hundred and ten percent (110%)”.
2.Status of Agreement. Except to the limited extent expressly amended hereby, the Agreement and its terms and conditions remain in full force and effect and unchanged by this Amendment. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Agreement.
3.Counterparts and Facsimile Signatures. This Amendment may be executed in one or more counterparts hereof, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures are permitted and shall be binding for purposes of this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the due authorization of its Board, the Company has caused this Agreement to be executed in its name and on its behalf, all as of the day and year first written above.

GOLDEN ENTERTAINMENT, INC.:		EXECUTIVE:
By:	/s/ Charles H. Protell	By:	/s/ Blake L. Sartini II
Name:	Charles H. Protell		Blake L. Sartini II
Its:	President and Chief Financial Officer

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